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                                                                    Exhibit 10.9


                AMENDED AND RESTATED PAGING PARTNERS CORPORATION
                        1994 INCENTIVE STOCK OPTION PLAN


1.       PURPOSE OF THE 1994 INCENTIVE STOCK OPTION PLAN.

         Paging Partners Corporation (the "Corporation") desires to attract and retain the best available talent and to encourage the highest level of performance. The 1994 Incentive Stock Option Plan (the "Stock Option Plan") is intended to contribute significantly to the attainment of these objectives, by
(i) providing long-term incentives and rewards to all key employees of the Corporation (including officers and directors who are key employees of the Corporation and also including key employees of any subsidiary of the Corporation which may include officers or directors of any subsidiary of the Corporation who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Corporation or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Corporation or of any subsidiary, (ii) assisting the Corporation and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and (iii) associating more closely the interests of such Eligible Individuals with those of the Corporation's stockholders.

2.       SCOPE AND DURATION OF THE STOCK OPTION PLAN.

         Under the Stock Option Plan, options ("Options") to purchase common stock, par value $.01 per share ("Common Stock"), may be granted to Eligible Individuals. Options granted to employees (including officers and directors who are employees) of the Corporation or a subsidiary corporation thereof, may, at the time of grant, be designated by the Corporation's Board of Directors as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Option Plan is 1,500,000 shares of Common Stock (after giving effect to the amendment of the Certificate of Incorporation of the Corporation to authorize 29,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock), which shares of Common Stock may be authorized but unissued shares of Common Stock or shares of Common Stock, which shall have been or which may be reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full, the shares of Common Stock represented by the portion thereof not so exercised or surrendered shall (unless the Stock Option Plan shall have been terminated) become available for other options under the Stock Option Plan. Subject to Paragraph 13, no Option shall be granted under the Stock Option Plan after March 31, 2004. The grant of an Option and/or a Right is sometimes referred to herein as an Award thereof.

3.       ADMINISTRATION OF THE STOCK OPTION PLAN.

         This Stock Option Plan will be administered by the Board of Directors of the Corporation (the "Board of Directors"). The Board of Directors, in its discretion, may designate an option committee (the "Option Committee" or "Committee") composed of at least two members of the


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Board of Directors to administer this Stock Option Plan. Subject to the express provisions of this Plan, the Board of Directors or the Committee (hereinafter, the terms "Option Committee" or "Committee" shall mean the Board of Directors whenever no such Option Committee has been designated) shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Stock Option Plan, to direct the grant of Options, to determine the purchase price of the Common Stock covered by each Option, the Eligible Individuals to whom, and the time or times at which, Options shall be granted and subject to the maximum set forth in Paragraph 4 hereof, the number of shares of Common Stock to be covered by each Option; to designate Options as ISOs; to interpret the Stock Option Plan; to determine the time or times at which Options may be exercised; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Options may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from
Section 16(b) of the Securities and Exchange Act of 1934; to determine the terms and provisions of and to cause the Corporation to enter into agreements with Eligible Individuals in connection with (Awards) Options granted under the Stock Option Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Option Plan.

         Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Option Plan, other than the power to appoint a director to committee membership. A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

         Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Stock Option Plan shall be final and binding upon the Corporation and each person holding any Option granted under this Stock Option Plan.

4. ELIGIBILITY: FACTORS TO BE CONSIDERED IN GRANTING OPTIONS AND DESIGNATING ISOS (AWARDS).

         (a) Options may be granted only to (i) key employees (including officers and directors who are employees) of the Corporation or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) directors or officers of the Corporation or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Corporation or a subsidiary thereof. In determining the persons to whom Options (Awards) shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Corporation's (including subsidiaries) successful operation and such other factors as the Board of Directors in its discretion shall deem relevant. Subject to the provisions of Paragraph 2, an Eligible Individual may receive Options (Awards) on more than one occasion under the Stock Option Plan. No person shall be eligible for an



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Option grant if he shall have filed with the Secretary of the Corporation an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Corporation an instrument of evocation, which revocation will be effective upon such filing.

         (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Corporation and any subsidiary corporation thereof) may not exceed $100,000.

5.       OPTION PRICE.

         (a) The purchase price per share of the Common Stock covered by each Option shall be established by the Committee, but in, in the case of each ISO granted to an employee in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted. If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.

         (b) In the case of an employee who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

6.       TERM OF OPTIONS.

         The term of each Option shall be fixed by the Committee, but in no event shall it be exercisable more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 9 and 10. An ISO granted to a 10% Holder shall not be exercisable more than 5 years from the date of grant.

7.       EXERCISE OF OPTIONS.

         (a) Subject to the provisions of the Stock Option Plan, an Option granted to an employee under the Stock Option Plan shall become fully exercisable at the earlier of (A) employee's actual retirement date, unless such retirement is without the consent of the Board of Directors and is prior to the employee's normal retirement date as determined under any qualified retirement plan maintained by the Corporation at such time or, if no such plan is than in effect, age 65 (but in no event prior to the first anniversary of the date of grant), or (B) at such time or times as the Committee in its sole discretion shall determine at the time of the granting of the Option, except that in no event shall any such Option be exercisable later than 10 years after



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its grant. Notwithstanding anything in this Stock Option Plan to the contrary,
Options that are not designated as ISOs may be exercised in such manner and at such time or times as the Committee in its sole discretion shall determine, except that in no event shall any such Option be exercisable earlier than six months or later than 10 years after its grant.

         (b) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

         (c) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided that, if permitted by the related Option Agreement or by the Committee, the purchase price may be paid, in whole or in part, by surrender or delivery to the Corporation of securities of the Corporation having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements.

         (d) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

         (e) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

         (f) Notwithstanding any other provision of this Stock Option Plan, the Corporation shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Corporation's Common Stock may then be listed.

8.       NON-TRANSFERABILITY OF OPTIONS.

         No Options granted under the Stock Option Plan shall be transferable other than by will or by the laws of descent and distribution ("Permitted Transferee"). With respect to ISOs, Options may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

9.       TERMINATION OF RELATIONSHIP TO THE CORPORATION.

         (a) In the event that any original grantee shall cease to be an Eligible Individual of the Corporation (or any subsidiary thereof), except as set forth in Paragraph 10, such Option may (subject to the provisions of the Stock Option Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within (i) three months in the case of ISOs, or (ii) two years after such termination in the case of any other Option granted under the Stock Option Plan. Notwithstanding the foregoing, if the position of an original grantee shall be terminated by the Corporation or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the consent of the Corporation or any subsidiary corporation thereof, as



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the case may be (which consent shall be presumed in the case of normal retirement or termination of employment following the Merger of Paging Partners Merger Corporation and Aquis Communications, Inc.), the Options granted to such person, whether held by such person or by a Permitted Transferee shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. The holder of any ISO may not exercise such Option unless at all times during the period beginning with the date of grant of the ISO and ending three months before the date of exercise he is an employee of the Corporation granting such Option, a subsidiary thereof, or a corporation or a subsidiary corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies.

         (b) Other than as provided in Paragraph 9(a), Options granted under the Stock Option Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

         (c) Any Option Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Stock Option Plan and the effect of leaves of absence, which provisions may vary from one another.

         (d) Nothing in the Stock Option Plan or in any Option granted pursuant to the Stock Option Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Corporation or any subsidiary corporation (or the right to be retained by, or have any continued relationship with the Corporation or any subsidiary corporation thereof), or affect the right of the Corporation or any such subsidiary corporation, as the case may be, to terminate his employment, retention or relationship at any time. The grant of any option pursuant to the Stock Option Plan shall be entirely in the discretion of the Committee and nothing in the Stock Option Plan shall be construed to confer on any Eligible Individual any right to receive any Option under the Stock Option Plan.

10.      DEATH OR DISABILITY OF HOLDER.

         (a) If a person to whom an Option has been granted under the Stock Option Plan shall die (and the conditions in sub-paragraph (b) below are met) or become permanently and totally disabled (as such term is defined below) while serving as an Eligible Individual and if the Option was otherwise exercisable immediately prior to the happening of such event, then the period for exercise provided in Paragraph 9 shall be extended to one year after the date of death of the original grantee, or in the case of the permanent and total disability of the original grantee, to one year after the date of permanent and total disability of the original grantee, but, in either case, not more than 10 years (five years in the case of a 10% Holder) after the date such Option was granted, or the expiration of the Option, if earlier, as shall be prescribed in the original grantee's Option Agreement. An Option may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Option pass by will or applicable law, or if no such person has the right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

         (b) In the case of death of a person to whom an Option was originally granted, the provisions of subparagraph (a) apply if such person dies (i) while in the employ of the Corporation or a subsidiary corporation thereof or while serving as an Eligible Individual of the



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Corporation or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Corporation or a subsidiary corporation thereof, which consent shall be presumed in the case of normal retirement.

         (c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         Notwithstanding any other provision of the Stock Option Plan, each Agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number of shares of Common Stock as to which Options may be granted under the Stock Option Plan to any Eligible Individual shall be appropriately adjusted by the Committee whose determination shall be conclusive. In the event of (i) the dissolution, liquidation, merger or consolidation of the Corporation or a sale of all or substantially all of the assets of the Corporation, or (ii) the disposition by the Corporation of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative or (iii) a change in control (as hereinafter defined) of the Corporation has occurred or is about to occur, then, if the Committee shall so determine, each Option under the Stock Option Plan, if such event shall occur with respect to the Corporation, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Corporation shall pay the optionee in lieu thereof an amount equal to (a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by (b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable.

12.      EFFECTIVENESS OF THE STOCK OPTION PLAN.

         Options may be granted under the Stock Option Plan, subject to its authorization and adoption by stockholders of the Corporation, at any time or from time to time after its adoption by the Committee, but no Option shall be exercised under the Stock Option Plan until the Stock Option Plan shall have been authorized and adopted by a majority of the votes properly cast thereon at a meeting of stockholders of the Corporation duly called and held within 12 months from the date of adoption of the Stock Option Plan by the Board of Directors. If so adopted, the Stock Option Plan shall become effective as of the date of its adoption by the Board of Directors. The exercise of the Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under



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any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable shall have been effected. If the shares of Common Stock issuable upon exercise of an Option are not registered under such Act, and if the Committee shall deem it advisable, the Optionee may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Option Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such Optionee will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Corporation may reasonably impose.

13.      TERMINATION AND AMENDMENT OF THE STOCK OPTION PLAN.

         The Board of Directors of the Corporation may, at any time prior to the termination of the Stock Option Plan, suspend, terminate, modify or amend the Stock Option Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any amendment which would materially increase the benefits accruing to participants under the Stock Option Plan, or any material modification in the requirements as to eligibility for participation in the Stock Option Plan, shall be subject to the approval of stockholders in the manner provided in Paragraph 12, except that any such increase, amendment or change that may result from adjustments authorized by Paragraph 11 or adjustments based on revisions to the Code or regulations promulgated thereunder (to the extent permitted by such authorities) shall not require such approval. No suspension, termination, modification or amendment of the Stock Option Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Option shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Option.

14.      FINANCING FOR INVESTMENT IN STOCK OF THE CORPORATION.

         The Committee may cause the Corporation or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Corporation or any subsidiary, to any Eligible Individual under the Stock Option Plan who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Committee may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Corporation. The maximum amount of liability incurred by the Corporation and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the



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Committee that such financing may reasonably be expected to benefit the
Corporation, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Corporation or such subsidiary, and applicable laws.

         If any such financing is authorized by the Board of Directors, such financing shall be administered by the Committee.

15.      SEVERABILITY.

         In the event that any one or more provisions of the Stock Option Plan or any Agreement, or any action taken pursuant to the Stock Option Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state or the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Option Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Stock Option Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

16.      APPLICABLE LAW.

         The Stock Option Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Delaware.

17.      WITHHOLDING.

         A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state, local or other tax requirements.

18.      MISCELLANEOUS.

         1. The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

         2. The term "disinterested person" shall mean a person who is not at the time he exercises discretion in administering the Stock Option Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options may be granted pursuant to the Stock Option Plan or any other plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock or stock options of the Corporation or any of its affiliates.

         3. The term "terminated for cause" shall mean termination by the Corporation (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Corporation (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Corporation (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute regarding whether a termination for cause



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has occurred, the Board of Directors may by resolution resolve such dispute and such resolution shall be final and conclusive on all parties.

         4. The term "change in control" shall mean an event or series of events that would be required to be described as a change in control of the Corporation in a proxy or information statement distributed by the Corporation pursuant to
Section 14 of the Securities Exchange Act of 1934 in response to Item 6(e) of
Schedule 14A promulgated thereunder, or any substitute provision which may hereafter be promulgated thereunder or otherwise adopted. The determination of whether and when a change in control has occurred or is about to occur shall be made by the Board of Directors in office immediately prior to the occurrence of the event or series of events constituting such change in control.

         5. Notwithstanding anything to the contrary contained herein, all options previously granted to persons who were officers of Aquis Communications, Inc. ("Aquis") shall, upon the effectiveness of the merger between Aquis and Paging Partners Merger Corporation, be converted into options under this Stock Option Plan.



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